T. Rowe Price Group, Inc. April 26, 2024 Earnings Release Supplement Q1 2024 A copy of this presentation, which includes additional information, is available at investors.troweprice.com. Data as of March 31, 2024, unless otherwise noted. All figures are USD, unless otherwise noted.

2T. R O W E P R I C E This presentation, and other statements that T. Rowe Price may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to T. Rowe Price’s future financial or business performance, strategies, or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” and similar expressions. Forward-looking statements in this presentation may include, without limitation, information concerning future results of our operations, revenues, expenses, earnings, liquidity, cash flows and capital expenditures, industry or market conditions, amount or composition of assets under management, regulatory developments, changes in our effective fee rate, demand for and pricing of our products, new products and services, future transactions, our strategic initiatives, general economic conditions, dividends, stock repurchases, and other aspects of our business. T. Rowe Price cautions that forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance. Forward-looking statements speak only as of the date they are made, and T. Rowe Price assumes no duty to and does not undertake to update forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our most recent Form 10-K filed with the Securities and Exchange Commission. Forward-Looking Statement

3T. R O W E P R I C E Key Metric Q1 2023 Q4 2023 Q1 2024 AUM and Flows Net Flows ($16.1B) ($28.3B) ($8.0B) Assets Under Management (AUM)1 $1.34T $1.45T $1.54T Average AUM $1.32T $1.37T $1.48T Effective Fee Rate 42.7bps 42.2bps 42.1bps GAAP Basis Net Revenues $1,537.6M $1,642.0M $1,750.2M Operating Expenses $1,053.4M $1,254.8M $1,163.6M Diluted GAAP Earnings per Share (EPS) $1.83 $1.90 $2.49 Non-GAAP Basis Adjusted Operating Expenses2 $1,022.5M $1,150.7M $1,071.4M Adjusted EPS2 $1.69 $1.72 $2.38 Dividends Dividend per share $1.22 $1.22 $1.24 The financial results presented in this earnings release supplement are unaudited. 1 Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. 2 For the reconciliation between GAAP and adjusted (non-GAAP) expenses and EPS, see the current earnings release. Financial Highlights

Investment Performance Overview

% of Funds/ Composites	U.S. Mutual Funds Outperforming Morningstar Median[1,2]				U.S. Mutual Funds Outperforming Morningstar Passive Peer Median[1,3]				Composites Outperforming Benchmarks[4]			
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Equity	55%	45%	53%	68%	53%	40%	51%	54%	58%	31%	51%	64%
Fixed Income	53%	51%	56%	65%	68%	50%	50%	57%	55%	31%	52%	69%
Multi-Asset	84%	50%	72%	78%	92%	37%	74%	58%	NA	NA	NA	NA
All Funds	65%	48%	60%	70%	72%	42%	58%	56%	57%	31%	51%	66%

% of AUM	U.S. Mutual Funds Outperforming Morningstar Median[1,2]				U.S. Mutual Funds Outperforming Morningstar Passive Peer Median[1,3]				Composites Outperforming Benchmarks[4]			
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Equity	69%	40%	53%	82%	66%	32%	37%	53%	61%	34%	41%	62%
Fixed Income	49%	63%	66%	80%	85%	71%	68%	69%	50%	24%	43%	48%
Multi-Asset	93%	69%	90%	96%	96%	71%	95%	94%	NA	NA	NA	NA
All Funds	73%	49%	63%	85%	74%	43%	54%	64%	59%	33%	41%	60%

Past performance is not a reliable indicator of future performance.
The investment performance reflects that of the T. Rowe Price-sponsored mutual funds and composites.
[1] Source: © 2024 Morningstar, Inc. All rights reserved. Please see page 18 for more information.
[2] Primary share class only. Excludes T. Rowe Price passive funds and fund categories not ranked by Morningstar. Net = NAV.
[3] Primary share class only. Excludes T. Rowe Price passive funds and institutional funds that are a clone of a retail fund. Mutual funds are measured against the most appropriate style benchmark used for portfolio manager evaluation, which may not always be the prospectus benchmark. Net=NAV.
[4] Net returns for composites are calculated using the highest applicable separate account fee schedule and compared to official GIPS composite primary benchmark. Excludes money market composites.

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5T. R O W E P R I C E Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. OHA’s fee-basis AUM of $46.9B acquired on December 29, 2021, is reflected in 2021 ending AUM. All periods after 2021 reflect the related activity. Other acquisition of AUM is detailed in our quarterly releases and 10Qs. Distributions, net of reinvestments, are included in the market change figure. Manager-driven distributions related to our alternative products by year: 2022: $2.6B, 2023: $2.6B, Q1 2024: $1.0B U.S. $ billions Assets Under Management Market Change ($B) +92.3 +60.4 -6.6 +70.1 +127.6 +50.7 +14.7 +50.5 +166.3 -42.0 +231.3 +256.9 +198.9 -351.4 +251.7 +105.7 Net Flows ($B) +22.7 +30.3 +14.1 +17.2 -12.0 +3.7 +1.6 -2.8 +14.0 +13.2 +13.2 +5.6 -28.5 -61.7 -81.8 -8.0 En di ng A U M $391 $482 $489 $577 $692 $747 $763 $811 $991 $962 $1,207 $1,471 $1,688 $1,275 $1,445 $1,542 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Mar-2024

Assets Under Management and Net Flows

U.S. $ billions

Asset Class

Assets Under Management



Alts
Multi-Asset
Fixed Income
Equity
$44 $45 $47 $48 $48
$432 $453 $441 $483 $521
$170 $169 $169 $170 $171
$695 $732 $690 $744 $803
Q1'23 Q2'23 Q3'23 Q4'23 Q1'24

Client Type

Assets Under Management



Inst.
Retail
$746 $772 $752 $810 $866
$596 $627 $595 $635 $676
Q1'23 Q2'23 Q3'23 Q4'23 Q1'24

Geography

Assets Under Management



APAC, EMEA, Canada
U.S.
$119 $125 $124 $124 $131
$1,223 $1,275 $1,223 $1,321 $1,412
Q1'23 Q2'23 Q3'23 Q4'23 Q1'24

Net Flows



Q1'23 Q2'23 Q3'23 Q4'23 Q1'24
Alts
Fixed Income
Equity
Multi-Asset

	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24
Equity	($23.5)	($19.5)	($19.7)	($22.7)	($12.8)
FI	0.1	(1.9)	1.0	(6.0)	0.2
MA	7.1	1.6	0.4	—	5.5
Alts	0.2	(0.2)	0.9	0.4	(0.9)

Net Flows



Q1'23 Q2'23 Q3'23 Q4'23 Q1'24
Inst.
Retail

	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24
Inst.	($5.4)	($12.2)	($4.0)	($14.4)	($0.5)
Retail	(10.7)	(7.8)	(13.4)	(13.9)	(7.5)

Net Flows



Q1'23 Q2'23 Q3'23 Q4'23 Q1'24
U.S.
APAC, EMEA, Canada

	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24
U.S.	($10.7)	($18.9)	($19.6)	($17.8)	($5.9)
APAC, EMEA, Canada	(5.4)	(1.1)	2.2	(10.5)	(2.1)

Firmwide fee-basis AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. Numbers may not add up due to rounding. Institutional includes defined contribution assets, including those through intermediaries and our full-service recordkeeping business. Retail includes our direct-marketed business and financial intermediaries.

Assets Under Management

As of March 31, 2024

- Target date retirement AUM of $443B
- U.S. defined contribution AUM of $676B
- Alternative AUM includes private markets ($19B), CLOs ($18B), and liquid strategies ($11B)
- $12.0B in unfunded capital commitments compared to $11.6B at December 31, 2023

Net Flows

Q1 2024

- Outflows largely concentrated in US equity strategies
- Alternative flows are net of $1.0B in manager-driven distributions
- Target date retirement inflows of $6.8B billion in Q1 2024

Firmwide flows by quarter ($B)

Q1'23	Q2'23	Q3'23	Q4'23	Q1'24
(16.1)	(20.0)	(17.4)	(28.3)	(8.0)

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7T. R O W E P R I C E $162.2 $30.3 ($0.1) $20.2 Q1 2023 Investment Advisory Fees CABI CABI (Amortization/Impairment) Admin & Distribution Q1 2024 Quarterly Net Revenues U.S. $ millions ▪ Investment advisory fees represent about 90% of net revenue in the periods presented ▪ Q1 2024 investment advisory revenue was $1,554.0M ▪ CABI was $60M in Q1 2024 compared to $29M in Q1 2023 Q1 2024 compared to Q4 2023 Q1 2024 compared to Q1 2023 $92.8 $8.4 ($1.5) $8.5 Q4 2023 Investment Advisory Fees CABI CABI (Amortization/Impairment) Admin & Distribution Q1 2024 Capital allocation-based income (CABI) $212.6 / 13.8% $108.2 / 6.6% $1,537.6 $1,750.2 $1,750.2 $1,642.0

8T. R O W E P R I C E ($20.1) $3.3 $6.2 ($19.1) $6.9 ($21.7) ($34.8) Q4 2023 Compensation & Related CABI Compensation Distribution & Servicing Ad/Promo Product & Recordkeeping Tech, Occ, & Facility G&A&Other Q1 2024 Quarterly Adjusted Operating Expenses U.S. $ millions Q1 2024 compared to Q1 2023 $36.0 $9.9 $10.4 ($0.5) $2.9 $3.3 ($13.1) Q1 2023 Compensation & Related CABI Compensation Distribution & Servicing Ad/Promo Product & Recordkeeping Tech, Occ, & Facility G&A&Other Q1 2024 Q1 2024 compared to Q4 2023 For the reconciliation between GAAP and adjusted (non-GAAP) expenses, see the current earnings release. Capital allocation-based income (CABI) compensation represents the portion of CABI (carried interest) that is passed through to certain associates as compensation. $48.9 / 4.8% $1,022.5 ($79.3) / (6.9)% $1,150.7 $1,071.4 $1,071.4 Year ended 3/31/2024 3/31/2023 Change (%) Adjusted Operating Expenses $1,071.4 $1,022.5 4.8% Adjusted CABI Compensation (18.5) (8.6) n/m Adjusted Operating Expenses, ex CABI Compensation $1,052.9 $1,013.9 3.8% Basis for Operating Expense Guidance U.S. $ millions

9T. R O W E P R I C E 1 Operating margin is equal to operating income divided by net revenues; adjusted operating margin is equal to adjusted operating income divided by adjusted net revenues. See the GAAP to adjusted (non-GAAP) operating income and operating margin reconciliation on page 13. For the reconciliation between GAAP and adjusted (non-GAAP) net income and EPS, see the current earnings release.. Net Income U.S. $ millions, (except EPS) Quarterly Operating Income and Net Income U.S. GAAP Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Net Income $421.5 $476.4 $453.2 $437.6 $573.8 Diluted EPS $1.83 $2.06 $1.97 $1.90 $2.49 Operating Income U.S. GAAP Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Operating Income $484.2 $533.5 $581.3 $387.2 $586.6 Operating Margin1 31.5% 33.1% 34.8% 23.6% 33.5% Adjusted Operating Income Adjusted Operating Margin1 $528.0 $596.6 $635.9 $502.7 $692.434.1% 36.8% 37.5% 39.3% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Adjusted Net Income Adjusted EPS $389.4 $466.5 $499.5 $394.7 $548.5 $1.69 $2.02 $2.17 $2.38 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $1.72 30.4%

10T. R O W E P R I C E Capital Returned to Stockholders Cash and Investments1 1 Cash and investments includes our cash and investments in T. Rowe Price products. This display does not include the non-controllable interest of our seed investments, which we normally consolidate due to our ownership. U.S. $ millions Capital Management Data through 3/31/2024 Q1 2023 Q4 2023 Q1 2024 Cash and Cash Equivalents $2,094.1 $2,066.6 $2,416.5 Discretionary Investments 464.3 463.7 477.5 Cash and Discretionary Investments $2,558.4 $2,530.3 $2,894.0 Redeemable Seed Capital $1,146.8 $1,370.9 $1,418.7 Investments Used to Hedge the Supplemental Savings Plan Liability $786.7 $894.6 $929.0 285 1,126 3,267 80 332 2,058 — — 700 Q1 2024 Last 12 months Last 36 months $6,024 $1,458 $365 Dividends Share Repurchases Special Dividend

Quarterly Capital Allocation-Based Income (carried interest)

U.S. $ millions, unless otherwise noted

Investments in affiliated private investment funds—carried interest



CABI $47.1
$519.9
$59.5
($12.4)
($52.7)
$514.3
Q4 2023
Change in accrued carried interest
Acquisition-related amortization
Net Realized Distributions
Q1 2024

Non-controlling interests (NCI) in consolidated entities



CABI Comp $13.2
$192.0
$18.5
($5.3)
$0.2
$205.4
Q4 2023
Change in accrued carried compensation
Acquisition-related amortization
Net Realized Contributions
Q1 2024

At the end of each reporting period, accrued carried interest reflects what would be due from each investment fund as if the fair value of the underlying investments were realized as of such date, regardless of whether the amounts have been realized.
The change in accrued carried interest reflects amounts that are (1) realized and distributed by the fund, (2) market-related adjustments that are recognized as capital allocation-based income in the income statement, and (3) acquisition-related amortization. The change in accrued carried interest will fluctuate quarter to quarter.
Approximately $5.3M of the 40%-50% of accrued carried interest recognized in compensation expense was not allocated to non-controlling interest holders and therefore not categorized as CABI-related compensation.

- As of 3/31/2024, about **$18B** of alternative fee-basis assets under management are eligible to earn carried interest.
- In general, **50%-60%** of accrued carried interest is expected to be retained in operating income with the remainder recognized as compensation expense.
- Absolute performance of the following indices are an indicator of changes in accrued carried interest.

Q1 2024 returns

ICE Bank of America U.S. High Yield Index:	1.5%
Credit Suisse Leveraged Loan Index:	2.5%

Past performance is not a reliable indicator of future performance.
Sources: ICE Data Indices, LLC, and CREDIT SUISSE GROUP AG and/or its affiliates

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Non-GAAP Reconciliation

13T. R O W E P R I C E Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Net Revenues, GAAP Basis $1,537.6 $1,610.2 $1,670.7 $1,642.0 $1,750.2 Non-GAAP Adjustments1: Consolidated Investment Products 0.6 0.3 0.7 0.5 1.2 Investment and NCI Amortization and Impairments 12.3 12.3 25.8 10.9 12.4 Net Revenues, Non-GAAP Basis $1,550.5 $1,622.8 $1,697.2 $1,653.4 $1,763.8 Operating Income, GAAP Basis $484.2 $533.5 $581.3 $387.2 $586.6 Non-GAAP Adjustments1: Acquisition-Related Adjustments (2.2) 26.2 67.4 51.3 50.5 Consolidated Investment Products 3.5 3.9 1.4 2.3 2.3 Supplemental Savings Plan Liability 42.5 33.0 (14.2) 61.9 53.0 Operating Income, Non-GAAP Basis $528.0 $596.6 $635.9 $502.7 $692.4 Operating Margin, GAAP Basis2 31.5% 33.1% 34.8% 23.6% 33.5 % Operating Margin, as Adjusted2 34.1% 36.8% 37.5% 30.4% 39.3% 1 For a description of the non-GAAP adjustments, see the related earnings releases and/or prior 10Q or 10Ks filed with the SEC. 2 Operating margin is equal to operating income divided by net revenues. U.S. $ millions Non-GAAP Net Revenues and Operating Income Reconciliation

Appendix

15T. R O W E P R I C E Assets Under Management – by Account Type U.S. $ billions Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. 1 Full-service recordkeeping manages ~$5B in defined benefit plans 2021 2022 2023 Mar-24 U.S. Defined Contribution – Investment only $533.0 $410.2 $486.2 $524.7 U.S. Retirement Plan Sponsors - Full-service recordkeeping1 162.4 132.4 141.2 151.3 Total U.S. Defined Contribution (DC) 695.4 542.6 627.4 676.0 Other retirement accounts 406.5 304.3 341.4 357.8 Total U.S. DC and Other Retirement 1,101.9 846.9 968.8 1,033.8 Other accounts 585.9 427.8 475.7 508.4 Total AUM at end of period $1,687.8 $1,274.7 $1,444.5 $1,542.2 Full-service recordkeeping and plan administration services provided to: ▪ $266 billion in assets under administration as of March 31, 2024 ▪ Over 8,000 U.S. retirement plans ▪ Over 2.3 million plan participants

16T. R O W E P R I C E U.S. Defined Contribution and Target Date AUM As of March 31, 2024. U.S. $ billions. Not to scale. Not all products are available to all investors. U.S. Defined Contribution AUM - $676B ▪ Almost 60% ($395B) of our U.S. DC AUM is held in T. Rowe Price target date products. ▪ The other $281B is held in single strategy products with large cap growth equity and stable value being the largest proportion. Target Date AUM - $443B ▪ Almost 90% ($395B) of our target date assets are held by DC plans. ▪ The other $48B are predominately held by Individual Investors. U.S. DC AUM $676 Target Date AUM $443 Target Date in DC AUM $395

17T. R O W E P R I C E Target Date Franchise Not all products are available in all jurisdictions nor to all investors. ▪ $443B of target date retirement AUM as of March 31, 2024 ▪ $6.8B of target date retirement net new flows in Q1 2024 ▪ $13.1B of target date retirement net new flows in full year 2023 ▪ 3rd largest total market share of 11.3%* ▪ #1 in active market share* *Morningstar Direct as of 12/31/2023. Includes target date assets held in a mutual fund or CIT. Data excludes assets held in custom products. Retirement Higher Equity Active Management Funds | Trusts Target Lower Equity Active Management Funds | Trusts Blend Higher Equity Higher Passive vs. Active Allocation Funds | Trusts Hybrid Higher Equity Higher Active vs. Passive Allocation Trusts Custom Target Date Custom Allocations Varied Management Separate Accounts Retirement Income Higher Equity Active Management 2020 and 2025 Funds $264 $297 $353 $299 $358 $384 $29 $35 $38 $36 $50 $59 Retirement (Higher Equity Active) All Other Target Date 2019 2020 2021 2022 2023 Mar-2024 $0 $100 $200 $300 $400 $500

18T. R O W E P R I C E Investment performance overview (slide 4) 1 Source: © 2024 Morningstar, Inc. All rights reserved. The information contained herein: 1) is proprietary to Morningstar and/or its content providers; 2) may not be copied or distributed; and 3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. 2 Source: Morningstar. Primary share class only. Excludes money market mutual funds, funds with an operating history of less than one year, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of other funds. The top chart reflects the percentage of T. Rowe Price funds with 1 year, 3 year, 5 year, and 10 year track record that outperformed the Morningstar category median. The bottom chart reflects the percentage of T. Rowe Price funds AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $327B for 1 year, $326B for 3 years, $326B for 5 years, and $323B for 10 years. 3 Passive Peer Median was created by T. Rowe Price using data from Morningstar. Primary share class only. Excludes money market mutual funds, funds with an operating history of less than one year, funds with fewer than three peers, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of other funds. This analysis compares T. Rowe Price active funds with the applicable universe of passive/index open-end funds and ETFs of peer firms. The top chart reflects the percentage of T. Rowe Price funds with 1 year, 3 year, 5 year, and 10 year track record that outperformed the passive peer universe. The bottom chart reflects the percentage of T. Rowe Price funds AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $310B for 1 year, $310B for 3 years, $273B for 5 years, and $265B for 10 years. 4 Composite net returns are calculated using the highest applicable separate account fee schedule. Excludes money market composites. All composites compared to official GIPS composite primary benchmark. The top chart reflects the percentage of T. Rowe Price composites with 1 year, 3 year, 5 year, and 10 year track record that outperformed their benchmarks. The bottom chart reflects the percentage of T. Rowe Price composite AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $1,377B for 1 year, $1,372B for 3 years, $1,365B for 5 years, and $1,317B for 10 years. Capital Allocation Based Income (slide 11) © 2024 CREDIT SUISSE GROUP AG and/or its affiliates. All rights reserved. ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD-PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND T. ROWE PRICE OR ANY OF ITS PRODUCTS OR SERVICES. Additional Information

19T. R O W E P R I C E Important Information Sources for references in Retirement Spotlight comments: ▪ DCIO largest providers: Pensions and Investments as of December 2022 ▪ Proprietary assets in record keeping plans: BrightScope/ICI Defined Contribution Plan Profile, issued September 2023 The following entities may be referenced in the earnings supplement or the earnings call: ▪ TRPA – T. Rowe Price Associates, Inc. ▪ TRPIM – T. Rowe Price Investment Management, Inc. This material, including any statements, information, data and content contained within it and any materials, information, images, links, graphics or recordings provided in conjunction with this material are being furnished by T. Rowe Price for general informational purposes only. Under no circumstances should the material, in whole or part, be copied or distributed without consent from T. Rowe Price. The views contained herein are as of the date of the presentation. The information and data obtained from third-party sources which is contained in the report were obtained from the sources deemed reliable; however, its accuracy and completeness is not guaranteed. The products and services discussed in this presentation are available via subsidiaries of T. Rowe Price Group as authorized in countries throughout the world. The products and services are not available to all investors or in all countries. Visit troweprice.com to learn more about the products and services available in your country and the T. Rowe Price Group subsidiary which is authorized to provide them. The material is not intended for use by persons in jurisdictions that prohibit or restrict the distribution of the material and in certain countries the material is provided upon specific request. © 2024 T. Rowe Price. All Rights Reserved. T. ROWE PRICE, INVEST WITH CONFIDENCE, and the Bighorn Sheep design are, collectively and/or apart, trademarks of T. Rowe Price Group, Inc.